UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 14, 2018
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendment to Certificate of Incorporation

On June 18, 2018, the Company filed an amendment to its Certificate of Incorporation with the State of Delaware reflecting an increase in the Company’s authorized common stock to 11,000,000 shares. The Amendment to the Certificate of Incorporation is filed herewith as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Stockholders of ImmuCell Corporation (the Company) was held at the Company’s office at 56 Evergreen Drive, Portland, Maine 04103 on Thursday, June 14, 2018, at 3:00 p.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 30, 2018.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program.

3.	To approve an amendment to the Company’s Certificate of Incorporation.

4.	To ratify the Audit Committee’s selection of RSM US LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2018.

At the Annual Meeting, there were present in person or by proxy 5,008,295.8 shares of the Company’s common stock, representing 91.4% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 30, 2018:

	For	Withheld	Broker non-votes
Michael F. Brigham	2,701,804.8	180,520	2,125,971
Bobbi Jo Brockmann	2,701,472.8	180,852	2,125,971
David S. Cunningham	2,703,083.8	179,241	2,125,971
Steven T. Rosgen	2,870,091.8	12,233	2,125,971
Jonathan E. Rothschild	2,683,464.8	198,860	2,125,971
David S. Tomsche	2,501,175.8	381,149	2,125,971
Paul R. Wainman	2,703,664.8	178,660	2,125,971

On the basis of this vote, each of the seven nominees were elected to one-year terms as Directors of the Company.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker non-votes
2,844,484	28,491	9,349.8	2,125,971

98.7% of the shares voting on this item voted in favor. On the basis of this vote, the nonbinding advisory resolution on the Company’s executive compensation plan was approved.

3.	To approve an amendment to the Company’s Certificate of Incorporation increasing the Company’s authorized common stock to 11,000,000 shares:

For	Against	Abstain
4,428,926.8	558,794	20,575

88.4% of the shares voting on this item, and 80.8% of the Company’s outstanding shares, voted in favor. On the basis of this vote, the amendment to the Company’s Certification of Incorporation was approved.

4.	To ratify the Audit Committee’s selection of RSM US LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2018:

For	Against	Abstain
4,995,713.8	2,645	9,937

99.7% of the shares voting on this item voted in favor. On the basis of this vote, the Audit Committee’s selection of RSM US LLP as the Independent Registered Accounting Firm of the Company for the year ending December 31, 2018 was ratified.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Certificate of Amendment of Certificate of Incorporation of ImmuCell Corporation filed with the Secretary of the State of Delaware on June 18, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2018	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President, Chief Executive Officer
and Principal Financial Officer

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Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of Certificate of Incorporation of ImmuCell Corporation, filed with the Secretary of State of Delaware on June 18, 2018

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